Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Each of the undersigned hereby certifies, in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in his capacity as an officer of Axesstel, Inc. (the “Company”), that, to his knowledge, Amendment No. 1 to the Quarterly Report of the Company on Form 10-QSB for the period ended June 30, 2004, fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operation of the Company as of the dates and for the periods presented in the financial statements included in such report.

Dated: September 3, 2004

/s/ MIKE HP KWON
Mike HP Kwon, Chairman and Chief Executive Officer (Principal Executive Officer)

Dated: September 3, 2004

/s/ DAVID MORASH
David Morash, President, Chief Operating Officer and Interim Chief Financial Officer (Principal Financial Officer)